MERRILL LYNCH
REAL ESTATE
FUND, INC.



FUND LOGO



Semi-Annual Report

June 30, 2000


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Real Estate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


MERRILL LYNCH REAL ESTATE FUND, INC.


DEAR SHAREHOLDER

Economic Commentary
Real estate-related securities have begun to perform much better. Returns for the six months ended June 30, 2000 are attractive on both an absolute and a relative basis. The unmanaged Morgan Stanley Real Estate Investment Trust (REIT) Index increased 13.31%, outperforming both the unmanaged Standard & Poor's 500 (S&P 500) Index and the ten-year Treasury note, which returned -0.42% and +5.39%, respectively. For the six months ended June 30, 2000, Merrill Lynch Real Estate Fund, Inc. posted attractive returns of +11.28%, +10.66%, +10.69% and +11.06% for Class A, Class B, Class C
and Class D Shares, respectively. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

During the three months ended June 30, 2000, the Fund's Class A, Class B, Class C and Class D Shares outperformed the Morgan Stanley REIT Index, gaining +12.24%, +11.94%, +11.81% and +12.02%, respectively, compared to +10.37% for the Index. The underlying fundamentals of the real estate markets could support a continued rise in stock prices while we believe that our value-oriented stock selection process should also add value. We continue to be upbeat.

Six months ago we said that real estate securities seemed 20%--40% undervalued compared to their underlying real estate assets, or net asset value. The positive performance during the first half of the year has narrowed this discount. However, during the period, the value of the underlying real estate has also appreciated. The result, in our opinion, is narrower discounts, but probably only by 10%--12%, leaving the current average discount in a range of 5%-- 20%. If the discount holds constant and the underlying real estate appreciates in the second half of the year, then we can look for improved returns going forward.

Currently, real estate securities remain relatively inexpensive, in our view. On a relative multiple basis, the S&P 500 Index trades at a multiple that is 2.78 times higher than REITs, compared to the long-run average of 1.94 times higher. On a yield basis, the 7.12% generated by REITs has been much more than that of the S&P 500 Index and of utilities. Compared to yields on ten-year Treasury securities, REITs also appear to be inexpensive.

The fundamentals of the real estate business are very strong, in our opinion. Twice the Federal Reserve Board has cautioned banks not to loan too much to developers. While new construction continues, it has slowed from last year's pace and by most accounts seems to be in rough equilibrium with new demand. This is supporting rent increases at rates that exceed inflation.

On the new-issue front, Merrill Lynch data indicate that no new equity financing took place in the first six months of the year. This is remarkable and indicates to us that most management teams understand the basic corporate finance principle of buying low and selling high. Not only has there been no new issuance, but many REITs also had active stock buyback programs early in the year. Most of these have been put on hold to some degree as prices have begun to recover. On the demand side, things have been quiet as well. Last year we were concerned that periodic bouts of investor redemptions forced dedicated funds to sell REIT shares into unreceptive markets, weighing on prices. Year to date through mid-June, fund flows have turned mildly positive. Inflows to REIT dedicated funds in the United States total $96 million, versus outflows for all of 1999 of $1.32 billion. The lack of severe negative fund flows has allowed the market to stabilize.

The real story in our minds is that the real estate markets have continued to perform well. Consensus earnings estimates for this year and next year are beginning to rise. This is attracting investor attention. Our anticipation of rising earnings estimates are not generally because of any creative financing or growth strategies, but are mostly the result of higher internal rent growth and leasing trends than had been expected. Although it is fair to say most markets are healthy, California, Boston, Washington, DC, and New York remain very strong.


Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


Portfolio Matters
We have strategically attempted to overweight California and New York, and also the office and triple net lease sectors. Broadly, this has worked. Three of our holdings, Mission West Properties Inc., Spieker Properties, Inc. and Glenborough Realty Trust Inc. were in the top five of all REIT stocks, returning over 30% for the period. Capital Automotive also posted significant positive returns of more than 25% in the triple net lease sector.

Looking ahead, we are comfortable with this strategy and intend to maintain it. The one area we will de-emphasize is our conscious overweight in REITs with above-average balance sheet leverage. We hope to be able to lighten these positions into strength if and as financial restructuring occurs. We believe both our strategy and our value-oriented stock selection methodology could come back into favor in the market.

As of June 30, 2000, the portfolio consisted of 40 stocks, with about 40% weighted in the office/industrial sector. The average dividend was about 7%, the average multiple of 2001 funds from operations registered about 8.5 times and the average expected growth in funds from operation was near 10%. We like the way the portfolio is positioned and are quite encouraged by recent performance.

In Conclusion
We thank you for your continued interest and support of Merrill
Lynch Real Estate Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jay Willoughby)
Jay Willoughby
Senior Vice President and Portfolio Manager



August 2, 2000



Merrill Lynch Real Estate Fund, Inc.
June 30, 2000



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no on-going distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/00                         -4.14%         -9.17%
Inception (12/26/97)
through 6/30/00                            -6.06          -8.06

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/00                         -5.22%         -8.89%
Inception (12/26/97)
through  6/30/00                           -7.02          -7.70

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/00                         -5.23%         -6.14%
Inception (12/26/97)
through  6/30/00                           -7.05          -7.05

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/00                         -4.51%         -9.52%
Inception (12/26/97)
through  6/30/00                           -6.33          -8.32

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                      6 Month          12 Month    Since Inception
As of June 30, 2000                                 Total Return     Total Return    Total Return
ML Real Estate Fund, Inc. Class A Shares               +11.28%           -4.14%         -14.54%
ML Real Estate Fund, Inc. Class B Shares               +10.66            -5.22          -16.71
ML Real Estate Fund, Inc. Class C Shares               +10.69            -5.23          -16.77
ML Real Estate Fund, Inc. Class D Shares               +11.06            -4.51          -15.15

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
 Fund commenced operations on 12/26/97.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Arthur Zeikel, Director
Robert C. Doll, Jr., Senior Vice President
Jay L. Willoughby, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary
Barbara G. Fraser, Secretary of Merrill Lynch
Real Estate Fund, Inc. has recently retired. The
Fund's Board of Directors wishes Ms. Fraser well in her retirement.

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Real Estate Fund, Inc.
June 30, 2000

SCHEDULE OF INVESTMENTS
                                Shares                                                                              Percent of
Industries                       Held               Real Estate Investment Trusts                          Value    Net Assets
Apartments                       20,000    Archstone Communities Trust                                  $    421,250    0.9%
                                 15,000    Camden Property Trust                                             440,625    1.0
                                 10,000    Post Properties, Inc.                                             440,000    1.0
                                                                                                        ------------  ------
                                                                                                           1,301,875    2.9

Diversified/Mixed               160,000    Capital Automotive                                              2,220,000    4.9
Use                              50,000    Duke-Weeks Realty Corporation                                   1,118,750    2.4
                                250,000    Entertainment Properties Trust                                  3,453,125    7.6
                                 30,000    Glenborough Realty Trust Incorporated                             523,125    1.1
                                 10,000    Golf Trust of America, Inc.                                       158,750    0.3
                                 20,000    The Rouse Company                                                 495,000    1.1
                                 30,000    Vornado Realty Trust                                            1,042,500    2.3
                                                                                                        ------------  ------
                                                                                                           9,011,250   19.7

Factory Outlets                   5,000    Chelsea GCA Realty, Inc.                                          172,813    0.4
                                722,200    Prime Retail, Inc.                                                902,750    2.0
                                                                                                        ------------  ------
                                                                                                           1,075,563    2.4

Health Care                     325,000    Meditrust Companies                                             1,218,750    2.7

Hotels & Motels                  40,000    Host Marriot Corporation                                          375,000    0.8
                                 15,000    Starwood Hotels & Resorts Worldwide, Inc.                         488,438    1.1
                                                                                                        ------------  ------
                                                                                                             863,438    1.9

Office Property                  15,000    Boston Properties, Inc.                                           579,375    1.3
                                 10,000    CarrAmerica Realty Corporation                                    265,000    0.6
                                 74,258    Equity Office Properties Trust                                  2,046,736    4.5
                                  5,000    Highwoods Properties, Inc.                                        120,000    0.3
                                 20,000    Liberty Property Trust                                            518,750    1.1
                                 40,000    Mack-Cali Realty Corporation                                    1,027,500    2.2
                                408,100    Mission West Properties Inc.                                    4,285,050    9.4
                                 90,000    Prentiss Properties Trust                                       2,160,000    4.7
                                 40,000    Reckson Associates Realty Corporation                           1,017,500    2.2
                                 20,000    Spieker Properties, Inc.                                          920,000    2.0
                                                                                                        ------------  ------
                                                                                                          12,939,911   28.3

Regional Malls                  110,000    Glimcher Realty Trust                                           1,581,250    3.5
                                 55,000    JP Realty, Inc.                                                   979,687    2.1
                                 80,000    Simon Property Group, Inc.                                      1,775,000    3.9
                                                                                                        ------------  ------
                                                                                                           4,335,937    9.5

Shopping Centers                 30,000    Developers Diversified Realty Corporation                         448,125    1.0
                                 25,000    Regency Realty Corporation                                        593,750    1.3
                                                                                                        ------------  ------
                                                                                                           1,041,875    2.3

Storage                          65,000    Public Storage, Inc.                                            1,523,437    3.3

Warehouse/Industrial             60,000    AMB Property Corporation                                        1,368,750    3.0
                                 40,000    Pacific Gulf Properties, Inc.                                   1,002,500    2.2
                                 50,000    ProLogis Trust                                                  1,065,625    2.3
                                                                                                        ------------  ------
                                                                                                           3,436,875    7.5

                                           Total Real Estate Investment Trusts (Cost--$40,018,637)        36,748,911   80.5


Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


SCHEDULE OF INVESTMENTS (concluded)
                                Shares                                                                              Percent of
Industries                       Held               Real Estate Investment Trusts                          Value    Net Assets
Diversified/Mixed                25,000  ++Catellus Development Corporation                             $    375,000    0.8%
Use                             125,000    Cheung Kong (Holdings) Ltd.                                     1,375,027    3.0
                                185,000    TrizecHahn Corporation                                          3,306,875    7.3
                                250,000    Wharf (Holdings) Ltd.                                             447,385    1.0
                                700,000    Wihlborgs Fastigheter AB (Class B)                                877,893    1.9
                                                                                                        ------------  ------
                                                                                                           6,382,180   14.0

Health Care                      45,000  ++Sunrise Assisted Living, Inc.                                     832,500    1.8

                                           Total Common Stocks (Cost--$7,322,506)                          7,214,680   15.8


                                 Face
                                Amount                  Short-Term Securities

Commercial                   $1,114,000    Associates Corporation of North America, 7% due 7/03/2000       1,113,567    2.4
Paper*

US Government                   516,000    Federal Home Loan Mortgage Corporation, 6.42% due 7/05/2000       515,632    1.1
Agency Obligations*
                                           Total Short-Term Securities (Cost--$1,629,199)                  1,629,199    3.5


Total Investments (Cost--$48,970,342)                                                                     45,592,790   99.8

Other Assets Less Liabilities                                                                                 74,548    0.2
                                                                                                        ------------  ------
Net Assets                                                                                              $ 45,667,338  100.0%
                                                                                                        ============  ======


 *Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


PORTFOLIO INFORMATION

As of June 30, 2000

                                  Percent of
Ten Largest Equity Holdings       Net Assets

Mission West Properties Inc.         9.4%
Entertainment Properties Trust       7.6
TrizecHahn Corporation               7.3
Capital Automotive                   4.9
Prentiss Properties Trust            4.7
Equity Office Properties Trust       4.5
Simon Property Group, Inc.           3.9
Glimcher Realty Trust                3.5
Public Storage, Inc.                 3.3
Cheung Kong (Holdings) Ltd.          3.0


Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 2000
Assets:             Investments, at value (identified cost--$48,970,342)                                     $45,592,790
                    Foreign cash                                                                                   1,140
                    Receivables:
                      Dividends                                                             $   457,373
                      Capital shares sold                                                        91,638          549,011
                                                                                            -----------
                    Deferred organization expenses                                                                43,610
                    Prepaid registration fees and other assets                                                    41,937
                                                                                                             -----------
                    Total assets                                                                              46,228,488
                                                                                                             -----------

Liabilities:        Payables:
                      Securities purchased                                                      231,225
                      Capital shares redeemed                                                    94,079
                      Investment adviser                                                         29,204
                      Distributor                                                                22,610          377,118
                                                                                            -----------
                    Accrued expenses and other liabilities                                                       184,032
                                                                                                             -----------
                    Total liabilities                                                                            561,150
                                                                                                             -----------

Net Assets:         Net assets                                                                               $45,667,338
                                                                                                             ===========

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                               $   114,656
                    Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   263,890
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                    59,576
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   156,507
                    Paid-in capital in excess of par                                                          62,795,909
                    Undistributed investment income--net                                                         581,342
                    Accumulated realized capital losses on investments and foreign currency
                    transactions--net                                                                        (14,925,942)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (3,378,600)
                                                                                                             -----------
                    Net assets                                                                               $45,667,338
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $8,812,970 and 1,146,557 shares
                             outstanding                                                                     $      7.69
                                                                                                             ===========
                    Class B--Based on net assets of $20,257,586 and 2,638,897 shares
                             outstanding                                                                     $      7.68
                                                                                                             ===========
                    Class C--Based on net assets of $4,569,882 and 595,760 shares
                             outstanding                                                                     $      7.67
                                                                                                             ===========
                    Class D--Based on net assets of $12,026,900 and 1,565,071 shares
                             outstanding                                                                     $      7.68
                                                                                                             ===========

                    See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended June 30, 2000
Investment          Dividends (net of $13,265 foreign withholding tax)                                       $ 1,450,139
Income:             Interest and discount earned                                                                  33,127
                                                                                                             -----------
                    Total income                                                                               1,483,266
                                                                                                             -----------

Expenses:           Investment advisory fees                                                $   178,807
                    Account maintenance and distribution fees--Class B                          104,463
                    Registration fees                                                            82,607
                    Professional fees                                                            32,246
                    Accounting services                                                          26,259
                    Printing and shareholder reports                                             25,345
                    Account maintenance and distribution fees--Class C                           23,483
                    Directors' fees and expenses                                                 12,402
                    Transfer agent fees--Class B                                                 12,234
                    Account maintenance fees--Class D                                            12,033
                    Custodian fees                                                               11,628
                    Amortization of organization expenses                                         7,589
                    Transfer agent fees--Class D                                                  4,379
                    Transfer agent fees--Class A                                                  3,128
                    Transfer agent fees--Class C                                                  2,837
                    Pricing fees                                                                    755
                    Other                                                                        12,846
                                                                                            -----------
                    Total expenses                                                                               553,041
                                                                                                             -----------
                    Investment income--net                                                                       930,225
                                                                                                             -----------

Realized &          Realized loss from:
Unrealized            Investments--net                                                       (2,790,092)
Gain (Loss) on        Foreign currency transactions--net                                           (802)      (2,790,894)
Investments &                                                                               -----------
Foreign Currency    Change in unrealized depreciation on:
Transactions--Net:    Investments--net                                                        6,159,710
                      Foreign currency transactions--net                                           (415)       6,159,295
                                                                                            -----------      -----------
                    Net Increase in Net Assets Resulting from Operations                                     $ 4,298,626
                                                                                                             ===========

                    See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                            For the Six     For the Period  For the Year
                                                                            Months Ended     Dec. 1, 1999      Ended
                                                                              June 30,       to Dec. 31,      Nov. 30,
Increase (Decrease) in Net Assets:                                              2000             1999           1999
Operations:         Investment income--net                                   $    930,225   $    471,315    $  2,016,032
                    Realized loss on investments and foreign currency
                    transactions--net                                          (2,790,894)    (1,988,294)     (6,149,791)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net          6,159,295      1,164,332      (3,547,915)
                                                                             ------------   ------------    ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                             4,298,626       (352,647)     (7,681,674)
                                                                             ------------   ------------    ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                    (103,307)       (68,137)       (157,728)
                      Class B                                                    (257,961)      (261,220)     (1,344,422)
                      Class C                                                     (62,813)       (53,994)       (290,556)
                      Class D                                                    (133,379)       (66,651)       (264,265)
                                                                             ------------   ------------    ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                              (557,460)      (450,002)     (2,056,971)
                                                                             ------------   ------------    ------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                                  1,127,191      2,325,405     (13,727,936)
                                                                             ------------   ------------    ------------

Net Assets:         Total increase (decrease) in net assets                     4,868,357      1,522,756     (23,466,581)
                    Beginning of period                                        40,798,981     39,276,225      62,742,806
                                                                             ------------   ------------    ------------
                    End of period*                                           $ 45,667,338   $ 40,798,981    $ 39,276,225
                                                                             ============   ============    ============

                   *Undistributed investment income--net                     $    581,342   $    208,577    $    187,264
                                                                             ============   ============    ============

                    See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                             Class A++++
                                                                                         For the                For the
                                                                              For the     Period     For the     Period
The following per share data and ratios have been derived                    Six Months  Dec. 1,       Year    Dec. 26,
from information provided in the financial statements.                         Ended     1999 to      Ended    1997++ to
                                                                             June 30,   Dec. 31,    Nov. 30,   Nov. 30,
Increase (Decrease) in Net Asset Value:                                         2000       1999        1999       1998
Per Share           Net asset value, beginning of period                      $   7.02   $   7.19    $   8.70   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .26        .10         .43        .33
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .52       (.17)      (1.55)     (1.37)
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .78       (.07)      (1.12)     (1.04)
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.11)      (.10)       (.39)      (.26)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   7.69   $   7.02    $   7.19   $   8.70
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          11.28%+++   (.94%)+++ (13.31%)   (10.57%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.94%*     2.46%*      1.89%      1.39%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       7.29%*    17.44%*      5.33%      3.67%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  8,813   $  6,028    $  4,602   $  2,255
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          20.60%      7.34%      53.53%    108.25%
                                                                              ========   ========    ========   ========


                                                                                             Class B++++
                                                                                         For the                For the
                                                                              For the     Period     For the     Period
The following per share data and ratios have been derived                    Six Months  Dec. 1,       Year    Dec. 26,
from information provided in the financial statements.                         Ended     1999 to      Ended    1997++ to
                                                                             June 30,   Dec. 31,    Nov. 30,   Nov. 30,
Increase (Decrease) in Net Asset Value:                                         2000       1999        1999       1998
Per Share           Net asset value, beginning of period                      $   7.03   $   7.18    $   8.69   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .11        .08         .30        .24
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .63       (.15)      (1.51)     (1.36)
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .74       (.07)      (1.21)     (1.12)
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.09)      (.08)       (.30)      (.19)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   7.68   $   7.03    $   7.18   $   8.69
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          10.66%+++   (.95%)+++ (14.28%)   (11.36%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.97%*     3.49%*      2.85%      2.41%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       3.00%*    14.09%*      3.67%      2.58%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 20,257   $ 23,844    $ 24,660   $ 44,482
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          20.60%      7.34%      53.53%    108.25%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                             Class C++++
                                                                                         For the                 For the
                                                                              For the     Period     For the      Period
The following per share data and ratios have been derived                    Six Months  Dec. 1,       Year     Dec. 26,
from information provided in the financial statements.                         Ended     1999 to      Ended     1997++ to
                                                                             June 30,   Dec. 31,    Nov. 30,    Nov. 30,
Increase (Decrease) in Net Asset Value:                                         2000       1999        1999        1998
Per Share           Net asset value, beginning of period                      $   7.02   $   7.18    $   8.68   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .10        .08         .30        .24
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .64       (.16)      (1.50)     (1.37)
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .74       (.08)      (1.20)     (1.13)
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.09)      (.08)       (.30)      (.19)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   7.67   $   7.02    $   7.18   $   8.68
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          10.69%+++  (1.09%)+++ (14.19%)   (11.41%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.97%*     3.50%*      2.86%      2.42%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       2.82%*    13.93%*      3.77%      2.63%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  4,570   $  4,793    $  5,189   $  9,737
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          20.60%      7.34%      53.53%    108.25%
                                                                              ========   ========    ========   ========

                                                                                              Class D++++
                                                                                         For the                 For the
                                                                              For the     Period      For the     Period
The following per share data and ratios have been derived                    Six Months  Dec. 1,        Year    Dec. 26,
from information provided in the financial statements.                         Ended     1999 to       Ended    1997++ to
                                                                             June 30,   Dec. 31,     Nov. 30,   Nov. 30,
Increase (Decrease) in Net Asset Value:                                         2000       1999         1999       1998
Per Share           Net asset value, beginning of period                      $   7.02   $   7.19    $   8.70   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .23        .08         .39        .30
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .53       (.16)      (1.53)     (1.36)
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .76       (.08)      (1.14)     (1.06)
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.10)      (.09)       (.37)      (.24)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   7.68   $   7.02    $   7.19   $   8.70
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          11.06%+++  (1.01%)+++ (13.53%)   (10.74%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.18%*     2.71%*      2.10%      1.64%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       6.19%*    15.56%*      4.74%      3.34%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 12,027   $  6,134    $  4,825   $  6,269
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          20.60%      7.34%      53.53%    108.25%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Real Estate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class
C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's
Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.


Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis.
Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees--
Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors,
Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .85% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance    Distribution
                                       Fee            Fee

Class B                                .25%           .75%
Class C                                .25%           .75%
Class D                                .25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML &
Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                       FAMD         MLPF&S

Class D                               $3,568        $40,217


Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended June 30, 2000, MLPF&S received contingent deferred sales charges of $194,828 and $2,657 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of
ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FAMD, FDS, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $10,288,802 and $8,437,703, respectively.

Net realized losses for the six months ended June 30, 2000 and net unrealized losses as of June 30, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments             $(2,790,092)   $(3,377,552)
Foreign currency transactions            (802)        (1,048)
                                  -----------    -----------
Total                             $(2,790,894)   $(3,378,600)
                                  ===========    ===========


As of June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $3,377,552, of which $3,999,454 related to appreciated securities and $7,377,006 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $48,970,342.

4. Capital Share Transactions:
The net increase (decrease) in net assets derived from capital share transactions was $1,127,191, $2,325,405 and $(13,727,936) for the
six months ended June 30, 2000, for the period December 1, 1999 to December 31, 1999 and for the year ended November 30, 1999, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           592,141   $  4,178,675
Shares issued to shareholders in
reinvestment of dividends              14,018         95,463
                                   ----------   ------------
Total issued                          606,159      4,274,138
Shares redeemed                      (318,319)    (2,235,755)
                                   ----------   ------------
Net increase                          287,840   $  2,038,383
                                   ==========   ============


Class A Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                           262,203   $  1,801,145
Shares issued to shareholders in
reinvestment of dividends               9,015         61,393
                                   ----------   ------------
Total issued                          271,218      1,862,538
Shares redeemed                       (52,817)      (370,913)
                                   ----------   ------------
Net increase                          218,401   $  1,491,625
                                   ==========   ============


Class A Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           678,806   $  5,592,075
Shares issued to shareholders in
reinvestment of dividends              16,702        133,711
                                   ----------   ------------
Total issued                          695,508      5,725,786
Shares redeemed                      (314,364)    (2,513,033)
                                   ----------   ------------
Net increase                          381,144   $  3,212,753
                                   ==========   ============


Class B Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           317,709   $  2,241,269
Shares issued to shareholders in
reinvestment of dividends              25,623        174,749
                                   ----------   ------------
Total issued                          343,332      2,416,018
Shares redeemed                    (1,088,319)    (7,612,825)
Automatic conversion of shares         (9,508)       (67,419)
                                   ----------   ------------
Net decrease                         (754,495)  $ (5,264,226)
                                   ==========   ============


Class B Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                           247,237   $  1,702,230
Shares issued to shareholders in
reinvestment of dividends              26,979        183,995
                                   ----------   ------------
Total issued                          274,216      1,886,225
Shares redeemed                      (315,078)    (2,177,709)
Automatic conversion of shares            (78)          (533)
                                   ----------   ------------
Net decrease                          (40,940)  $   (292,017)
                                   ==========   ============


Merrill Lynch Real Estate Fund, Inc.
June 30, 2000


Class B Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           444,297   $  3,631,085
Shares issued to shareholders in
reinvestment of dividends             121,972        989,020
                                   ----------   ------------
Total issued                          566,269      4,620,105
Shares redeemed                    (2,229,275)   (17,930,533)
Automatic conversion of shares        (23,139)      (185,640)
                                   ----------   ------------
Net decrease                       (1,686,145)  $(13,496,068)
                                   ==========   ============


Class C Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           170,623   $  1,221,722
Shares issued to shareholders in
reinvestment of dividends               7,406         50,508
                                   ----------   ------------
Total issued                          178,029      1,272,230
Shares redeemed                      (264,734)    (1,858,353)
                                   ----------   ------------
Net decrease                          (86,705)  $   (586,123)
                                   ==========   ============


Class C Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                            20,637    $   142,229
Shares issued to shareholders in
reinvestment of dividends               6,151         41,949
                                   ----------   ------------
Total issued                           26,788        184,178
Shares redeemed                       (67,422)      (468,660)
                                   ----------   ------------
Net decrease                          (40,634)  $   (284,482)
                                   ==========   ============


Class C Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           291,428   $  2,388,607
Shares issued to shareholders in
reinvestment of dividends              29,144        236,418
                                   ----------   ------------
Total issued                          320,572      2,625,025
Shares redeemed                      (719,001)    (5,815,671)
                                   ----------   ------------
Net decrease                         (398,429)  $ (3,190,646)
                                   ==========   ============


Class D Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           815,256   $  5,789,656
Automatic conversion of shares          9,505         67,419
Shares issued to shareholders in
reinvestment of dividends              12,625         86,103
                                   ----------   ------------
Total issued                          837,386      5,943,178
Shares redeemed                      (145,929)    (1,004,021)
                                   ----------   ------------
Net increase                          691,457   $  4,939,157
                                   ==========   ============


Class D Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                           290,944   $  2,034,725
Automatic conversion of shares             78            533
Shares issued to shareholders in
reinvestment of dividends               4,931         33,579
                                   ----------   ------------
Total issued                          295,953      2,068,837
Shares redeemed                       (93,810)      (658,558)
                                   ----------   ------------
Net increase                          202,143   $  1,410,279
                                   ==========   ============


Class D Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           339,464   $  2,842,618
Automatic conversion of shares         23,112        185,640
Shares issued to shareholders in
reinvestment of dividends              19,046        153,709
                                   ----------   ------------
Total issued                          381,622      3,181,967
Shares redeemed                      (430,748)    (3,435,942)
                                   ----------   ------------
Net decrease                          (49,126)  $   (253,975)
                                   ==========   ============


5. Capital Loss Carryforward:
At December 31, 1999, the Fund had a net capital loss carryforward of approximately $11,122,000, of which $3,290,000 expires in 2005, $4,766,000 expires in 2006 and $3,066,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On July 3, 2000, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.109163 per Class A Share, $.089683 per Class B Share, $.090103 per Class C Share and $.104916 per Class D Share, payable on July 11, 2000 to shareholders of record as of July 5, 2000.


